Exhibit 12

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act 2002

I, Nikolaos Varsakis, the chief executive officer of STET Hellas Telecommunications S.A. certify that to the best of my knowledge (i) the Form 20-F fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of STET Hellas Telecommunications S.A.

/s/ NIKOLAOS VARSAKIS

Name: Nikolaos Varsakis

Title: Chief Executive Officer

Date: May 30, 2003

Exhibit 12

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act 2002

I, Ruggero Caterini, the chief financial officer of STET Hellas Telecommunications S.A., certify that to the best of my knowledge (i) the Form 20-F fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of STET Hellas Telecommunications S.A..

/s/ RUGGERO CATERINI

Name: Ruggero Caterini

Title: Chief Financial Officer

Date: May 30, 2003